1 Q2 | 2025 Q2 2025 Earnings August 6, 2025

2 Q2 | 2025 Forward-Looking Statements Certain statements contained in this presentation include, and OPENLANE may make related oral, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements made that are not historical facts (including but not limited to expectations, estimates, assumptions, projections and/or financial guidance) may be forward-looking statements. Words such as "should," "may," "will," "would," "anticipate," "expect," "project," "intend,“ “contemplate,” "plan," "believe," "seek," "estimate," "assume," “can,” "could," "continue,” "outlook," “target” and similar expressions identify forward-looking statements. Such statements are based on management's current assumptions, expectations and/or beliefs, are not guarantees of future performance and are subject to substantial risks, uncertainties and changes that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled "Risk Factors" in OPENLANE’s annual and quarterly periodic reports, and in OPENLANE’s other filings and reports filed with the Securities and Exchange Commission. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements are made as of the date of this presentation. OPENLANE undertakes no obligation to update any forward-looking statements. Non-GAAP Financial Measures In addition to the financial measures contained in this presentation that are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), this presentation also includes certain non-GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Adjusted Free Cash Flow, Adjusted Free Cash Flow Conversion, Operating Adjusted Income from Continuing Operations, and Operating Adjusted Income from Continuing Operations per diluted share (or “Operating Adjusted EPS”) as presented herein are supplemental measures of our performance and liquidity that are not required by, or presented in accordance with GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Management believes that these measures provide investors additional meaningful methods to evaluate certain aspects of OPENLANE’s results period over period and for the other reasons set forth below. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of each non-GAAP financial measure to its most comparable GAAP financial measure are provided in the Appendix. EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in our senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by our creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate our performance. Adjusted EBITDA Margin represents Adjusted EBITDA divided by revenue. Free Cash Flow (or “FCF”) is defined as net cash provided by operating activities, less purchases of property, equipment and computer software. Adjusted Free Cash Flow is Free Cash Flow adjusted for the cash portion of EBITDA addbacks to calculate Adjusted EBITDA, the net change in finance receivables held for investment and the net change in obligations collateralized by finance receivables. Management uses Adjusted Free Cash Flow to measure the funds generated in a given period that are available for capital allocation. Adjusted Free Cash Flow Conversion represents Adjusted Free Cash Flow divided by Adjusted EBITDA. Operating Adjusted Income from Continuing Operations is defined as income from continuing operations adjusted for acquired amortization expense, gains/losses on sale of property or businesses, impairments to goodwill or other intangible assets and certain other non-recurring items. Amortization expense associated with acquired intangible assets is not representative of ongoing capital expenditures but has a continuing effect on our reported results. Management believes Operating Adjusted Income from Continuing Operations provides comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. Operating Adjusted EPS represents Operating Adjusted Income from Continuing Operations divided by weighted average diluted shares, including the assumed conversion of preferred shares.

3 Q2 | 2025 Letter to Stockholders Peter Kelly, CEO OPENLANE delivered a strong second quarter of growth, profitability and cash generation, including a 9% consolidated revenue growth and $87 million in adjusted EBITDA. This growth is a direct result of our strategic investments in people, technology and our go-to-market approach. And it reflects the increasing market recognition, strength and preference of the OPENLANE brand. The marketplace segment led our performance, recruiting thousands of new dealers, performing a record number of vehicle inspections, increasing active buyers and sellers by double-digits and growing dealer vehicles sold by 21%. Our finance segment also had a great quarter, growing average managed receivables, controlling the loan loss rate and increasing adjusted EBITDA. Though tariffs remain a potential headwind in the second half of the year, I remain confident in OPENLANE’s ability to execute our 2025 plan and advance our strategy. As a result, we are raising our 2025 guidance. I believe our second quarter results reinforce the strong scalability characteristics of our asset-light, digital operating model and position us to deliver sustained growth, profitability and shareholder value.

Q2 | 2025 4 We connect the leading automotive manufacturers, dealers, rental companies, fleet operators, captive finance and lending institutions as buyers and sellers to create the most advanced digital marketplace for wholesale used vehicles. Marketplace Segment About Our Company Two Business Segments Finance Segment Best Marketplace Best Experience Best Technology Strategic Differentiators Our Purpose We make wholesale easy so our customers can be more successful.

Q2 | 2025 5 total vehicles sold in 2024 average listings per month gross merchandise value in 2024 1.4M 200K+ $27B Commercial 40+ exclusive OEM & financial institution customers Marketplace Segment: OPENLANE Digital Marketplace Leader With Deep Strength in Dealer & Commercial Vehicles Dealer 50K active buyers and sellers in the marketplace

Q2 | 2025 6 Floorplan Lifecycle Finance Segment: AFC Highly Digital Model With Localized Approach Finance Purchase1 Manage Account Add Ancillary Services Payoff Vehicle Application Underwriting vehicle finance transactions in 2024 1.6M 1.5-2% 15K unique independent dealers $2B+ outstanding floorplan loans 1 Includes both auction and non-auction purchases, such as consumer trade-ins

Q2 | 2025 7 Highly Synergistic Business Model Marketplace Segment Finance Segment Cross-pollination of dealer recruitment & engagement Dealer credit drives transactions & wallet-share Bundled products, services & promotions Cash generation for investment in innovation

8 Q2 | 2025 Financial Highlights

Q2 | 2025 9 Q2 2025 Financial Highlights Q2’25 Q2’24 YOYΔ Revenue1 $481.7M $443.8M 9% Income from Continuing Operations $33.4M $10.7M 212% Adjusted EBITDA $86.7M $71.4M 21% Adjusted EBITDA Margin1 18.0% 16.1% 190 bps Cash Flow from Operating Activities $71.6M $37.5M 91% Adjusted Free Cash Flow $86.5M $64.6M 34% Income from Continuing Operations Per Share2 $0.15 $0.00 N/A Operating Adjusted EPS2 $0.33 $0.19 74% 1 Starting Q4 2024, the Company began reporting the finance provision for credit losses as an operating expense instead of reducing finance revenue. Prior periods were reclassified for consistency, with no impact on income from continuing operations. 2 Per share amounts are presented on a diluted basis. Operating Adjusted EPS also assumes conversion of preferred shares.

Q2 | 2025 10 Growth Q2 2025 Financial Trends Profitability Cash Generation YOY Growth 3% 7% 12% 7% 9% Adjusted EBITDA Margin 16% 16% 16% 18% 18% Adjusted EBITDA Income from Continuing OperationsRevenue Excl. Purchased Vehicles Adjusted FCF Cash Flow from Operating ActivitiesPurchased Vehicles Adjusted FCF Conversion (TTM) 66% 71% 70% 88% 91%

11 Q2 | 2025 Appendix

Q2 | 2025 12 Dealer Q2 2025 Operational Marketplace Metrics Commercial GMV ($B) Volume (000s) GMV ($B) Volume (000s)

Q2 | 2025 13 Q2 2025 Operational AFC Metrics Net Finance Yield Loan Loss Rate 1 Calculated based on the daily ending balance of total receivables managed. Avg Receivables Managed1 Avg Receivables Managed1

Q2 | 2025 14 Full-Year FY25 Guidance Summary 2025 Guidance (In millions, except per share amounts) Previous Guidance (February 19, 2025) Revised Guidance (August 6, 2025) Adjusted EBITDA $290 to $310 $310 to $320 Operating Adjusted EPS $0.90 to $1.00 $1.12 to $1.17 Capital Expenditures $50 to $55 $50 to $55 Note: Per share amounts are presented on a diluted basis. Revised guidance is based on Income from Continuing Operations of $132 million to $140 million and Income from Continuing Operations per Share of $0.61 to $0.66 (up from previous guidance of $100 million to $114 million and $0.38 to $0.48, respectively).

Q2 | 2025 15 Q2 2025 Adjusted EBITDA Reconciliation ($ in millions), (Unaudited) Three Months ended June 30, 2025   Marketplace Finance Consolidated Income from continuing operations $8.6 $24.8 $33.4 Add back: Income taxes 7.5 10.8 18.3 Finance interest expense - 26.9 26.9 Interest expense, net of interest income 1.3 - 1.3 Depreciation and amortization 19.9 3.1 23.0 EBITDA $37.3 $65.6 $102.9 Non-cash stock-based compensation 3.4 1.0 4.4 Securitization interest - (24.4) (24.4) Loss on sale of property 7.0 - 7.0 Severance 2.3 0.1 2.4 Foreign currency (gains) losses (5.5) (0.1) (5.6) Total addbacks (deductions) 7.2 (23.4) (16.2) Adjusted EBITDA $44.5 $42.2 $86.7 Revenue $375.5 $106.2 $481.7 Adjusted EBITDA Margin 11.9% 39.7% 18.0%

Q2 | 2025 16 Q1 2025 Adjusted EBITDA Reconciliation ($ in millions), (Unaudited) Three Months ended March 31, 2025   Marketplace Finance Consolidated Income from continuing operations $7.3 $29.6 $36.9 Add back: Income taxes 5.8 10.0 15.8 Finance interest expense - 27.6 27.6 Interest expense, net of interest income 3.4 - 3.4 Depreciation and amortization 19.7 3.0 22.7 EBITDA $36.2 $70.2 $106.4 Non-cash stock-based compensation 1.5 0.5 2.0 Securitization interest - (25.1) (25.1) Severance 2.0 - 2.0 Foreign currency (gains) losses (3.3) - (3.3) Other 0.7 0.1 0.8 Total addbacks (deductions) 0.9 (24.5) (23.6) Adjusted EBITDA $37.1 $45.7 $82.8 Revenue $351.2 $108.9 $460.1 Adjusted EBITDA Margin 10.6% 42.0% 18.0%

Q2 | 2025 17 Q4 2024 Adjusted EBITDA Reconciliation ($ in millions), (Unaudited) Three Months ended December 31, 2024   Marketplace Finance Consolidated Income from continuing operations $25.9 $26.4 $52.3 Add back: Income taxes 7.3 9.4 16.7 Finance interest expense - 28.3 28.3 Interest expense, net of interest income 4.1 - 4.1 Depreciation and amortization 20.0 3.0 23.0 EBITDA $57.3 $67.1 $124.4 Non-cash stock-based compensation 0.9 0.2 1.1 Acquisition related costs 0.1 - 0.1 Securitization interest - (25.7) (25.7) Gain on sale of business (31.6) - (31.6) Severance 2.3 0.1 2.4 Foreign currency (gains) losses 6.4 0.1 6.5 (Gain) loss on investments (0.4) - (0.4) Impact for newly enacted Canadian DST related to prior years (4.6) - (4.6) Other 0.5 - 0.5 Total addbacks (deductions) (26.4) (25.3) (51.7) Adjusted EBITDA $30.9 $41.8 $72.7 Revenue $348.8 $106.2 $455.0 Adjusted EBITDA Margin 8.9% 39.4% 16.0%

Q2 | 2025 18 Q3 2024 Adjusted EBITDA Reconciliation ($ in millions), (Unaudited) Three Months ended September 30, 2024   Marketplace Finance Consolidated Income from continuing operations $4.8 $23.6 $28.4 Add back: Income taxes 5.0 8.1 13.1 Finance interest expense - 30.7 30.7 Interest expense, net of interest income 4.2 - 4.2 Depreciation and amortization 20.6 3.2 23.8 EBITDA $34.6 $65.6 $100.2 Non-cash stock-based compensation 3.2 0.9 4.1 Securitization interest - (27.9) (27.9) Severance 1.4 0.1 1.5 Foreign currency (gains) losses (3.1) (0.1) (3.2) Other (0.3) 0.1 (0.2) Total addbacks (deductions) 1.2 (26.9) (25.7) Adjusted EBITDA $35.8 $38.7 $74.5 Revenue $354.3 $105.5 $459.8 Adjusted EBITDA Margin 10.1% 36.7% 16.2%

Q2 | 2025 19 Q2 2024 Adjusted EBITDA Reconciliation ($ in millions), (Unaudited) Three Months ended June 30, 2024   Marketplace Finance Consolidated Income (loss) from continuing operations ($16.1) $26.8 $10.7 Add back: Income taxes (1.2) 8.7 7.5 Finance interest expense - 31.9 31.9 Interest expense, net of interest income 5.2 - 5.2 Depreciation and amortization 21.1 3.0 24.1 Intercompany interest 3.4 (3.4) - EBITDA $12.4 $67.0 $79.4 Non-cash stock-based compensation 3.6 0.1 3.7 Acquisition related costs 0.2 - 0.2 Securitization interest - (29.2) (29.2) Severance 5.4 0.6 6.0 Foreign currency (gains) losses 0.5 - 0.5 Professional fees related to business improvement efforts 0.6 0.1 0.7 Impact for newly enacted Canadian DST related to prior years 10.0 - 10.0 Other - 0.1 0.1 Total addbacks (deductions) 20.3 (28.3) (8.0) Adjusted EBITDA $32.7 $38.7 $71.4 Revenue $336.0 $107.8 $443.8 Adjusted EBITDA Margin 9.7% 35.9% 16.1%

Q2 | 2025 20 Operating Adjusted Income per Share Reconciliation ($ in millions, except per share amounts), (Unaudited) Three Months ended June 30, 2025 2024 Income from continuing operations $33.4 $10.7 Acquired amortization expense 8.3 9.1 Impact for newly enacted Canadian DST related to prior years - 10.0 Loss on sale of property 7.0 - Income taxes (1) (1.4) (2.1) Operating adjusted income from continuing operations $47.3 $27.7 Operating adjusted income from discontinued operations $ - $ - Operating adjusted income $47.3 $27.7 Operating adjusted income from continuing operations per share – diluted (2) $0.33 $0.19 Operating adjusted income from discontinued operations per share – diluted - - Operating adjusted income per share – diluted $0.33 $0.19 Weighted average diluted shares - including assumed conversion of preferred shares 144.4 144.4 (1) For the three months ended June 30, 2025 and 2024, each tax-deductible item was booked to the applicable statutory rate. The deferred tax benefits of $52.5 million and $6.5 million associated with the goodwill and tradename impairments in 2023, respectively, resulted in the U.S. being in a net deferred tax asset position. Due to the three-year cumulative loss related to U.S. operations, we currently have a $38.2 million valuation allowance against the U.S. net deferred tax asset. (2) The Series A Preferred Stock dividends and undistributed earnings allocated to participating securities have not been included in the determination of operating adjusted income for purposes of calculating operating adjusted income per diluted share.

Q2 | 2025 21 Adjusted Free Cash Flow Reconciliation ($ in millions), (Unaudited) 2023 2024 2025 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net cash provided by operating activities $73.6 $20.8 $100.2 $37.5 $122.4 $32.7 $122.6 $71.6 Purchases of property, equipment and computer software (12.9) (12.2) (12.9) (13.0) (13.1) (14.0) (11.9) (14.2) Free Cash Flow 60.7 8.6 87.3 24.5 109.3 18.7 110.7 57.4 Acquisition related costs - 1.0 2.4 0.6 - - - - Severance 1.9 2.5 2.8 2.0 2.0 1.2 3.9 2.1 Professional fees related to business improvement efforts 0.5 3.2 1.0 1.1 - - - - Other 1.7 1.1 0.2 0.2 0.2 0.2 0.5 0.6 Net (increase) decrease in finance receivables held for investment 25.7 63.5 (26.4) 59.5 17.3 (147.1) (19.8) (25.2) Net increase (decrease) in obligations collateralized by finance receivables (19.9) (69.1) (32.8) (23.3) (36.9) 142.5 (2.2) 51.6 Adjusted Free Cash Flow $70.6 $10.8 $34.5 $64.6 $91.9 $15.5 $93.1 $86.5 Adjusted EBITDA $67.5 $61.8 $74.8 $71.4 $74.5 $72.7 $82.8 $86.7 Adjusted Free Cash Flow Conversion (TTM) 66% 71% 70% 88% 91%

Q2 | 2025 22 2025 Guidance 2025 GUIDANCE - PREVIOUS 2025 GUIDANCE - REVISED (In millions, except per share amounts) (Unaudited) Low High Low High Income from continuing operations $100 $114 $132 $140 Add back: Income taxes 47 53 52 54 Finance interest expense 110 110 110 109 Interest expense, net of interest income 12 12 6 6 Depreciation and amortization 94 94 92 92 EBITDA $363 $383 $392 $401 Total addbacks (deductions), net (73) (73) (82) (81) Adjusted EBITDA $290 $310 $310 $320 Income from continuing operations per share – diluted * $0.38 $0.48 $0.61 $0.66 Income from continuing operations $100 $114 $132 $140 Total adjustments, net 31 31 29 29 Operating adjusted income from continuing operations $131 $145 $161 $169 Operating adjusted income from continuing operations per share - diluted $0.90 $1.00 $1.12 $1.17 Weighted average diluted shares – including assumed conversion of preferred shares 145 145 144 144 * The company uses the two-class method of calculating income from continuing operations per diluted share. Under the two-class method, income from continuing operations is adjusted for dividends and undistributed earnings (losses) to the holders of the Series A Preferred Stock, and the weighted average diluted shares do not assume conversion of the preferred shares to common shares.